SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - June 3, 2000
                          -----------------------------
                        (Date of Earliest Event Reported)

                           COMMODORE HOLDINGS LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Bermuda
                            ------------------------
                            (State of Incorporation)

     0-22908                                                         N/A
------------------                                            ----------------
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

  4000 Hollywood Boulevard, Suite 385-S, South Tower, Hollywood, Florida 33021
  ----------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 967-2100
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.           Other Events

         Commodore Holdings Limited (the "Company") announced that it has suspended its day cruises between San Diego, California and Rosarito, Mexico. The Company's press release with respect to the suspension of the day cruises is attached hereto as Exhibit 99.1

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1       Press Release, dated June 3, 2000.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2000.

                                                 COMMODORE HOLDINGS LIMITED

                                                 By:      /s/ Jeffrey I. Binder
                                                          ---------------------
                                                          Jeffrey I. Binder,
                                                          Chairman of the Board


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                                 EXHIBIT INDEX

Exhibit          Description
-------          -----------
 99.1       Press Release, dated June 3, 2000.